UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 20, 2019

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	PTN	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on June 20, 2019 to consider and vote on the following: (1) election of directors, (2) ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, (3) advise the Company on the frequency of future advisory votes of the compensation of our named executive officers (every year, every two years or every three years) (say-on-frequency), and (4) advise the Company whether stockholders approve the compensation of the Company’s named executive officers.

Common stock and Series A convertible preferred stock voted as a single class on all matters. There were present in person or by proxy 134,088,643 votes, representing a majority of the total outstanding eligible votes as of the record date for the meeting.

1.
Election of Directors. The stockholders elected the following eight directors to serve until the next annual meeting, or until their successors are elected and qualified, by the votes set forth below:

Nominee	FOR	WITHHELD
01) Carl Spana, Ph.D.	47,175,510	2,048,088
02) John K.A. Prendergast	36,811,852	12,411,746
03) Robert K. deVeer, Jr.	46,998,639	2,224,959
04) J. Stanley Hull	47,039,321	2,184,277
05) Alan W. Dunton, M.D.	47,014,528	2,209,070
06) Angela Rossetti	47,000,746	2,222,852
07) Arlene M. Morris	47,250,434	1,973,164
08) Anthony M. Manning, Ph.D.	47,333,663	1,889,935

Broker Non-Votes: 84,865,045 for each director

2.
Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, by the votes set forth below:

For	Against	Abstain
132,043,023	1,749,356	296,264

3.
Say-on-Frequency. The stockholders voted to advise the Company that they recommend that future advisory votes on the compensation of our named executive officers be held every year by the votes set forth below:

Every Year	Every Two Years	Every Three Years	Abstain
45,373,555	1,205,537	1,924,713	719,793

Broker Non-Votes: 84,865,045

4.
Say-on-Pay. The stockholders voted to advise the Company that they do approve the compensation of the Company’s named executive officers by the votes set forth below:

For	Against	Abstain
45,981,822	2,038,631	1,203,145

Broker Non-Votes: 84,865,045

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: June 20, 2019	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST Executive Vice President, Chief Financial Officer and Chief Operating Officer

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